Exhibit 99.1
2011 Financial Guidance Conference Call January 6, 2011

Forward-looking Statements Forward-looking Statements Certain statements made in this presentation may constitute forward-looking statements, including, but not limited to, statements regarding preliminary results and guidance with respect to expected revenues, non-GAAP cash earnings per share, adjusted cash flows from operations, product sales growth and organic product sales growth, integration-related activities and benefits, and the 2011 strategic initiatives of Valeant Pharmaceuticals International, Inc. (the "Company"). Forward-looking statements may be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "should," "would," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the company's most recent annual or quarterly report filed with the Securities and Exchange Commission ("SEC") and other risks and uncertainties detailed from time to time in the Company's filings with the SEC and the Canadian Securities Administrators ("CSA"), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect actual outcomes. Non-GAAP Information To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures that exclude certain items. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the Company's core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The Company has provided preliminary results and guidance with respect to cash earnings per share, adjusted cash flows from operations and organic product growth rates, which are non-GAAP financial measures. The Company has not provided a reconciliation of these preliminary and forward-looking non-GAAP financial measures due to the difficulty in forecasting and quantifying the exact amount of the items excluded from the non-GAAP financial measures that will be included in the comparable GAAP financial measures. Note 1: The guidance in this presentation is only effective as of the date given, January 6, 2011, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance.

2010 Achievements Completed 8 acquisitions Blaufarma, Vital Science, Bunker, Delta, Aton, Hamilton, Ultravate, Refissa ~$450m in total purchase price ~$185m in revenue (Average 2.4x sales) Created New Valeant through merger between Biovail and Valeant with improved corporate structure - integration largely complete Partnered taribavirin to Kadmon Pharmaceuticals Launched 8 new products in Europe and 8 new products in Latin America Over-delivered on past acquisitions Ezogabine/retigabine, while delayed in the U.S., is making progress through regulatory cycle Strengthened the Balance Sheet

Integration Progress Headcount 500 employees notified of terminations 400 employees will have left by the end of Q1 2011 Facilities Majority of the facility closures expected to be completed by Jan. 31 R&D Progress All program termination notifications complete Termination activities expected to be complete by end of Q1 2011 Other Major contract re-negotiations complete Duplicate public company costs eliminated $250M + of savings to be realized in 2011

Past acquisitions showing solid organic growth CAGR = 17%

Ezogabine/retigabine Unanimous positive vote for the effectiveness of ezogabine from FDA Advisory Panel held August 2010 11/13 (2 abstentions) voted that urinary retention could be mitigated by patient monitoring Unanimous vote that monitoring need not be instituted for infection and kidney stones MAA review progressing CHMP Opinion expected in early 2011 Launch expected in 1H 2011 Complete Response Letter received from FDA on November 30, 2010 - FDA cited non clinical reasons for this action Joint Valeant-GSK team working on a timely response - submission expected in early 2011

Strengthened the Balance Sheet Since Close Raised $1 billion in fixed rate subordinated notes which: Reduced interest rate exposure Paid down $500 million in floating rate senior notes with Libor floor Eliminated $125 million floating rate delayed draw Paid $300 million post-close dividend Purchased $138 million face value of 5 3/8% convertible debt Paid down $25 million Term Loan A Purchased 2.3 million shares at an average price of $26 In total, reduced fully diluted share count by over 7 million shares

2010 Update Fourth Quarter 2010 Guidance Revenue expected to be between $510 - $520 million Cash EPS expected to be between $0.44 - $0.48 Adjusted cash flows from operations expected to be between $170 - $190 million* Full Year 2010 pro forma growth rates ~19% product sales growth over 2009 ~7% organic product sales growth over 2009 * Excluding changes in working capital and cash restructuring charges as not yet available See Note 1 regarding guidance

Non-GAAP Cash EPS Methodology for New Valeant

Adjusted Cash Flow from Operations Methodology * Includes changes in working capital

2011 Guidance Total revenues expected to be between $2.1 - $2.3 billion Organic product sales growth > 8% Cash EPS expected to be between $2.25 - $2.50 Adjusted Cash Flow from Operations >$800 million See Note 1 regarding guidance

Combined Valeant Financials U.S. Neuro & Other U.S. Derm Canada / Australia Branded Generics Europe Specialty Pharma Wellbutrin XL Xenazine Zovirax Acanya CeraVe Atralin Service Royalty Wellbutrin XL Cesamet Tiazac Central Europe 2011 Revenues $225-$245M $850-$950M $480-$515M $285-$305M $2.1 - $2.3 Billion Total Combined Revenue Branded Generics Latin America Mexico Brazil $260-$285M See Note 1 regarding guidance

Eliminated Alliance/Service Segment

Status of Previous Strategic Initiatives Partner retigabine and taribavirin Sell / IPO Europe Fix Mexico Submit NDA for retigabine Restructure Balance Sheet Restructure Organization 2008 Maximize GSK alliance / File NDA Deliver on Coria, DermaTech and Dow acquisition financial models Augment/replace Diastat or Cesamet Show significant progress towards $500m growth strategies for Latin America and Europe Partner, as appropriate, taribavirin, Derm pipeline Continue to strengthen our balance sheet 2009 Grow derm business to $500m dollars in 2010 Make significant progress on retigabine MR formulation Execute strategic transactions in Canada & Brazil Partner Derm pipeline Build L.A. & European branded generic business to > $500m dollars in 2010 Over deliver on past acquisitions 2010 ? ? ?

New 2011 Strategic Initiatives Complete Biovail integration by mid-year Make at least 5 acquisitions / partnerships outside the U.S., one of significant size Successfully launch ezogabine/retigabine in U.S. / ex - U.S. Improve growth profile of Legacy Biovail product portfolio Strengthen balance sheet by reducing share count and debt levels Over deliver on past acquisitions

Executive Compensation - 2011 Annual Bonus Executive Management Team (EMT) will recommend to Board that EMT will receive no payout on financial component of bonus if 2011 Cash EPS is less than $2.25

2011 Financial Guidance Conference Call January 6, 2011